UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2006
POPULAR, INC.
(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO
RICO	000-13818	66-0667416

(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation or organization)	Number)	Number)

209 MUNOZ RIVERA AVENUE
HATO REY, PUERTO RICO		00918

(Address of principal executive offices)		(Zip code)
(787) 765-9800

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure
The executive officers of Popular, Inc. intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1.
Popular, Inc. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01.Financial Statements and Exhibits
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Exhibit 99.1-Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: May 9, 2006	By: /s/ Ileana Gonzalez

Ileana Gonzalez
Senior Vice President and Comptroller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation